Exhibit 10.7

AMENDMENT NO. 1 TO LEASE AGREEMENT

WHEREAS, DESTA TWO PARTNERSHIP, LTD., as Landlord, and SIGMATEL, INC., as Tenant, entered into a Lease Agreement (the “Lease Agreement”) dated August 6, 1999 for certain premises located in the Terrace Building II as described on Exhibit A attached to the Lease Agreement.

WHEREAS, Landlord and Tenant desire to make modifications to the Lease Agreement to reflect the true circumstances since Tenant has occupied the Leased Premises;

NOW THEREFORE, in considerate of these premises, and intending to be legally bound, the parties agree as follows:

1.    Unless otherwise defined herein, all defined terms used herein shall have the same meaning given such terms in the Lease Agreement;

2.    From and after the Effective Date, the definition of Leased Premises, set forth in the Basic Lease Provisions of the Lease Agreement shall be amended and restated as follows:

Approximately 24,963 square feet of Rentable Area, being

Suite 500 on the fifth floor of the Building as depicted

generally on the floor plan attached as Exhibit B.

3.    From and after the Effective Date, the definition of “Total Building Area”, set forth in the Basic Lease Provisions of the Lease Agreement shall be restated as “114,635”.

4.    From and after the Effective Date the definition of Minimum Rent set forth in the Basic Lease Provisions shall be amended and restated as follows:

Beginning on the Amendment Date, Minimum Rent under this Lease will be payable during the applicable months of the Lease Term specified in the Lease Months column herein below, at an annual rate determined by multiplying the applicable dollar amounts set out in the Annual Rate column herein below by the number of square feet of Rentable Area in the Leased Premises. The

Minimum Rent will be payable in monthly installments in the amounts set out in the Monthly

Installments column herein below.

Lease Months	Annual rate	Monthly Installments
1	-0-	-0-
2	$13.00	$27,043.25
3-26	$17.50	$36,404.38
27-74	$18.00	$37,444.50
75-86	$19.00	$39,524.75

5.    From and after the Effective, Tenant’s Percentage shall be 21.77%.

6.    The definition of “Commencement Date” set forth in the Basic Lease Provisions of the Lease Agreement shall be amended and restated as:

January 1, 2000

7.    Except as amended hereby, the Lease Agreement is hereby ratified and affirmed by Landlord and Tenant.

EXECUTED this      day of                                         , 2000

LANDLORD:		TENANT:

DESTA TWO PARTNERSHIP, LTD., a Texas limited partnership		SIGMATEL, INC., a Texas corporation

By:	DESTA TWO MANAGEMENT, a Texas corporation, its general Partner	By:	/s/ H. Spence Jackson

By:	/s/ L. Paul Latham L. Paul Latham, President	Name:

Title: